UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 22, 2004

                                AXIA GROUP, INC.

             (Exact name of registrant as specified in its charter)

             NEVADA               00I- 9418                  87-0509512
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission               (IRS Employer
 of incorporation)               File Number)               Identification No.)

               1324 N. MAGNOLIA AVENUE, EL CAJON, CALIFORNIA 92020
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (619) 444-1919

           ----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

         This report amends the current report which we filed on July 23, 2004. As described in Item 9.01 - Financial Statements and Exhibits (Formally Item 7) below, our financial statements and proforma financial information have been filed as exhibits to this report.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Not Applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Not Applicable.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Please see Item 2 to our current report on Form 8-K filed on July 23, 2004 and incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Not Applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         Not Applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

         Not Applicable.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD: TRANSFER OF LISTING.

         Not Applicable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         Not Applicable.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         Not Applicable.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         Not Applicable.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

         Please see Item 1 to our current report on Form 8-K filed on July 23, 2004 and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Not Applicable.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Not Applicable.

SECTION 6 - [RESERVED]

         Not Applicable.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

         Please see Item 5 to our current report on Form 8-K filed on July 23, 2004 and incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

         Not Applicable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                                AXIA GROUP, INC.
           UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

                                  INTRODUCTION

The following unaudited condensed combining pro forma financial statements ("the pro forma combining financial statements") and explanatory notes have been prepared and give effect to the Stock Purchase Agreement (the Agreement) between Axia Group, Inc.(Axia) and D&R Crane, Inc. (D&R) as a reverse acquistion and has been accounted for as a recapitalization of Axia. D&R is the acquiring enterprise for purposes of accounting for the reverse acquisition, with Axia as the legal entity for reporting purposes. The Agreement was effective July 22, 2004 and provided for Axia to acquire all of the issued and outstanding common stock of D&R in exchange for 100,000,000 shares of Axia common stock and 5,000,000 shares of Axia Series B preferred stock.

Currently, the year end for D&R is September 30 with December 31 being the year end for Axia. The accompanying pro forma combining financial statements are presented with the respective year ends of each entity and the nine and six month periods thereafter for D&R and Axia, respectively. The difference in the year ends and periods presented do not have a material impact on the accompanying unaudited pro forma combining financial statements.

In accordance with Article 11 of Regulation S-X under the Securities Act, unaudited condensed pro forma combining balance sheets (the "pro forma combining balance sheets") as of June 30, 2004 for Axia and D&R and unaudited condensed combining pro forma statements of operations (the "pro forma combining statements of operations") for the six months ended June 30, 2004 for Axia and for the nine months ended June 30, 2004 for D & R and for the years ended December 31, 2003 and September 30, 2003 for Axia and D & R, respectively. These condensed combining pro forma financial statements have been prepared to reflect, for accounting purposes, the acquisition by Axia of D&R as if the reorganization had taken place at the beginning of the periods presented. There were no intercompany transactions between the entities during the periods presented.

The accompanying pro forma combining financial statements have been prepared based upon the historical financial statements of the entities. The pro forma combining financial statements should be read in conjunction with the historical financial statements and related notes thereto of each entity.

The pro forma combining financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the reorganization had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the combined entities. The pro forma combining financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the reorganization or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

                     AXIA GROUP, INC. AND D & R CRANE, INC.
              UNAUDITED CONDENSED COMBINING PRO FORMA BALANCE SHEET

                                                        xia Group, Inc. D&R Crane, Inc.  Combined       Pro Forma      Pro Forma
                                                        June 30, 2004   June 30, 2004    Historical     Adjustments     Combined
                                                        ------------    ------------    ------------    ------------   ------------
ASSETS

Current Assets:
    Cash and cash equivalents                           $        197    $     29,715    $     29,912    $         --   $     29,912
    Accounts receivable, net                                      --          90,076          90,076              --         90,076
    Employee advances and other receivables                      450             150             600              --            600
                                                        ------------    ------------    ------------    ------------   ------------

       Total Current Assets                                      647         119,941         120,588              --        120,588
                                                        ------------    ------------    ------------    ------------   ------------

Fixed Assets, net                                                 --         102,658         102,658              --        102,658
                                                                                                                       ------------
Other Assets:                                                     --
    Deposits                                                      --           3,750           3,750              --          3,750
                                                        ------------    ------------    ------------    ------------   ------------

       Total Other Assets                                         --           3,750           3,750              --          3,750
                                                        ------------    ------------    ------------    ------------   ------------

TOTAL ASSETS                                            $        647    $    226,349    $    226,996    $         --   $    226,996
                                                        ============    ============    ============    ============   ============

LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)

Current Liabilities:
    Accounts payable                                    $     11,263    $    121,162    $    132,425    $         --   $    132,425
    Accrued expenses and liabilities                          37,079          52,988          90,067              --         90,067
    Accrued liabilities - related party                       16,443              --          16,443              --         16,443
    IEPA liability                                           218,500              --         218,500              --        218,500
    Notes payable - related party                                 --          85,000          85,000              --         85,000
    Notes payable and current portion of
      contracts payable                                           --         218,192         218,192              --        218,192
    Current portion of capital lease obligations                  --           2,513           2,513              --          2,513
                                                        ------------    ------------    ------------    ------------   ------------

       Total Current Liabilities                             283,285         479,855         763,140              --        763,140
                                                        ------------    ------------    ------------    ------------   ------------

Long-Term Liabilities
    Long-term portion of capital lease obligations                --           5,295           5,295              --          5,295
    Long-term portion of contracts payable                        --          59,169          59,169              --         59,169
                                                        ------------    ------------    ------------    ------------   ------------

       Total Long-Term Liabilities                                --          64,464          64,464              --         64,464
                                                        ------------    ------------    ------------    ------------   ------------

       Total Liabilities                                     283,285         544,319         827,604              --        827,604
                                                        ------------    ------------    ------------    ------------   ------------

Series A Redeemable Convertible Preferred Stock                5,000              --           5,000              --          5,000
                                                        ------------    ------------    ------------    ------------   ------------

Stockholders' Equity:
    Common stock                                              12,754             400          13,154 (2)        (400)       112,754
                                                                                                             100,000
    Series B preferred stock                                      --              --              --           5,000
    Additional paid in capital                            18,690,884              --      18,690,884     (19,047,674)      (356,790)
    Treasury stock                                            (3,202)             --          (3,202)             --         (3,202)
    Subscriptions receivable                                 (45,000)             --         (45,000)             --        (45,000)
    Retained deficit                                        (318,370)       (318,370)             --        (318,370)
    Accumulated deficit prior to development stage       (17,995,776)             --     (17,995,776)(2)  17,995,776             --
    Accumulated deficit during the development stage        (947,298)             --        (947,298)(1)     132,478             --
                                                                                                     (2)     814,820
                                                        ------------    ------------    ------------    ------------   ------------

       Total Stockholders' Equity (deficit)                 (287,638)       (317,970)       (605,608)             --       (610,608)
                                                        ------------    ------------    ------------    ------------   ------------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY (DEFICIT)                      $        647    $    226,349    $    226,996    $         --   $    221,996
                                                        ============    ============    ============    ============   ============

                                AXIA GROUP, INC.
         UNAUDITED CONDENSED COMBINING PRO FORMA STATEMENT OF OPERATIONS

                                         Axia Group, Inc.  D&R Crane, Inc.
                                         6 Months Ended    9 Months Ended     Combined          Pro Forma      Pro Forma
                                         June 30, 2004     June 30, 2004     Historical       Adjustments       Combined
                                          -------------    -------------    -------------    -------------    -------------
Sales                                     $          --    $     658,412    $     658,412    $          --    $     658,412
Cost of sales                                        --          361,560          361,560               --          361,560
                                          -------------    -------------    -------------    -------------    -------------
    Gross Profit                                     --          296,852          296,852               --          296,852

Expenses-
    Selling, general and administrative         152,440          379,855          532,295 (1)     (152,440)         379,855
    Payroll expense                                  --          228,137          228,137               --          228,137
    Depreciation                                     40           13,858           13,898 (1)          (40)          13,858
                                          -------------    -------------    -------------    -------------    -------------

    Total Expenses                              152,480          621,850          774,330         (152,480)         621,850
                                          -------------    -------------    -------------    -------------    -------------

    Net Operating Loss                         (152,480)        (324,998)        (477,478)         152,480         (324,998)

Other Income (Expense)-
    Other income                                     --            3,276            3,276               --            3,276
    Gain on settlement of debt                   20,002               --           20,002  (1)     (20,002)              --
    Interest expense                                 --           (4,655)          (4,655)              --           (4,655)
                                          -------------    -------------    -------------    -------------    -------------

    Total Other Income (Expense)                 20,002           (1,379)          18,623          (20,002)          (1,379)
                                          -------------    -------------    -------------    -------------    -------------

Net loss before income taxes                   (132,478)        (326,377)        (458,855)         132,478         (326,377)

Income taxes                                         --               --               --               --               --
                                          -------------    -------------    -------------    -------------    -------------

Net Loss                                  $    (132,478)   $    (326,377)   $    (458,855)   $     132,478    $    (326,377)
                                          =============    =============    =============    =============    =============

Basic Loss Per Share                                                                                          $       (0.00)
                                                                                                              =============

Weighted average shares outstanding                                                                             104,938,802
                                                                                                              =============

                                AXIA GROUP, INC.
         UNAUDITED CONDENSED COMBINING PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEARS ENDED

                                       Axia Group, Inc.  D&R Crane, Inc.     Combined        Pro Forma        Pro Forma
                                        Dec. 31, 2003    Sept. 30, 2003     Historical      Adjustments        Combined
                                        -------------    -------------    -------------    -------------    -------------
Sales                                   $          --    $   1,004,275    $   1,004,275    $          --    $   1,004,275
Cost of sales                                      --          486,330          486,330               --          486,330
                                        -------------    -------------    -------------    -------------    -------------
    Gross Profit                                   --          517,945          517,945               --          517,945

Expenses-
    Selling, general & administrative         821,160          282,593        1,103,753 (1)     (821,160)         282,593
    Payroll expense                                --          281,393          281,393               --          281,393
    Depreciation                                  160           15,642           15,802 (1)         (160)          15,642
                                        -------------    -------------    -------------    -------------    -------------

    Total Expenses                            821,320          579,628        1,400,948         (821,320)         579,628
                                        -------------    -------------    -------------    -------------    -------------

Net Operating Loss                           (821,320)         (61,683)        (883,003)         821,320          (61,683)

Other Income (Expense)-
    Other income                                6,500            7,414           13,914 (1)       (6,500)           7,414
    Interest expense                               --           (2,578)          (2,578)              --           (2,578)
                                        -------------    -------------    -------------    -------------    -------------

    Total Other Income (Expense)                6,500            4,836           11,336           (6,500)           4,836
                                        -------------    -------------    -------------    -------------    -------------

Net Loss Before Income Taxes                 (814,820)         (56,847)        (871,667)         814,820          (56,847)

Income taxes                                       --               --               --               --               --
                                        -------------    -------------    -------------    -------------    -------------

Net Loss                                $    (814,820)   $     (56,847)   $    (871,667)   $     814,820    $     (56,847)
                                        =============    =============    =============    =============    =============

Basic Loss Per Share                                                                                        $       (0.00)
                                                                                                            =============

Weighted average shares outstanding                                                                           101,147,482
                                                                                                            =============

                                D & R CRANE, INC

                              FINANCIAL STATEMENTS

                      June 30, 2004 and September 30, 2003

                                D & R CRANE, INC
                                 Balance Sheets

                                     ASSETS
                                     ------

                                                          June 30, September 30,
                                                            2004       2003
                                                          --------   --------
                                                         (Unaudited)
CURRENT ASSETS

   Cash                                                   $ 29,715   $ 15,851
   Accounts receivable, net                                 90,076    123,845
   Employee advances                                           150         --
                                                          --------   --------

     Total Current Assets                                  119,941    139,696
                                                          --------   --------

PROPERTY AND EQUIPMENT, NET                                102,658     59,710
                                                          --------   --------

OTHER ASSETS

   Deposits                                                  3,750      3,750
                                                          --------   --------

     Total Other Assets                                      3,750      3,750
                                                          --------   --------

     TOTAL ASSETS                                         $226,349   $203,156
                                                          ========   ========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                           Balance Sheets (Continued)

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

CURRENT LIABILITIES
   Accounts payable                                         $ 121,162    $  71,952
   Accrued expenses                                            52,988       59,616
   Notes payable - related party                               85,000        5,000
   Notes payable and current portion of contracts payable     218,192       17,251
   Current portion of capital lease obligation                  2,513        6,865
                                                            ---------    ---------

     Total Current Liabilities                                479,855      160,684
                                                            ---------    ---------

LONG TERM LIABILITIES

     Long term portion of capital lease obligation              5,295           --
     Long term portion of contracts payable                    59,169       34,064
                                                            ---------    ---------

     Total Long Term Liabilities                               64,464       34,064
                                                            ---------    ---------

     TOTAL LIABILITIES                                        544,319      194,748
                                                            ---------    ---------

STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock, $1.00 par value; 100,000 shares
     authorized, 400 shares issued and outstanding                400          400
   Retained Earnings (Accumulated Deficit)                   (318,370)       8,008
                                                            ---------    ---------

     Total Stockholders' Equity (Deficit)                    (317,970)       8,408
                                                            ---------    ---------

     TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY (DEFICIT)                                     $ 226,349    $ 203,156
                                                            =========    =========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                       Statement of Operations (Unaudited)

                                                                    For the Nine
                                                                    Months Ended
                                                                      June 30,
                                                                        2004
                                                                      ---------
NET SALES                                                             $ 658,412

COST OF SALES                                                           361,560
                                                                      ---------

GROSS MARGIN                                                            296,852
                                                                      ---------

OPERATING EXPENSES

   Selling, general and administrative                                  379,856
   Payroll expense                                                      228,137
   Depreciation expense                                                  13,858
                                                                      ---------

     Total Operating Expenses                                           621,851
                                                                      ---------

LOSS FROM OPERATIONS                                                   (324,999)
                                                                      ---------

OTHER INCOME (EXPENSES)

   Miscellaneous income                                                   3,276
   Interest expense                                                      (4,655)
                                                                      ---------

     Total Other Income (Expenses)                                       (1,379)
                                                                      ---------

LOSS BEFORE INCOME TAXES                                               (326,378)

PROVISION FOR INCOME TAXES                                                   --
                                                                      ---------

NET LOSS                                                              $(326,378)
                                                                      =========
BASIC LOSS PER SHARE                                                  $ (815.94)
                                                                      =========

BASIC WEIGHTED AVERAGE SHARES                                               400
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                  Statements of Stockholders' Equity (Deficit)

                                           Common Stock               Additional
                                    --------------------------         Paid-in         Retained
                                     Shares            Amount          Capital         Earnings
                                    ---------        ---------        ---------        ---------
Balance, September 30, 2001               400        $     400        $      --        $ 193,685

Net loss for the year ended
  September 30, 2002                       --               --               --         (128,830)
                                    ---------        ---------        ---------        ---------

Balance, September 30, 2002               400              400               --           64,855

Net loss for the year ended
    September 30, 2003                     --               --               --          (58,847)
                                    ---------        ---------        ---------        ---------

Balance, September 30, 2003               400              400               --            8,008

Net loss for the nine months
    ended June 30, 2004
    (unaudited)                            --               --               --         (326,378)
                                    ---------        ---------        ---------        ---------

Balance, June 30, 2004
    (unaudited)                           400        $     400        $      --        $(318,370)
                                    =========        =========        =========        =========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                            Statements of Cash Flows
                                   (Unaudited)

                                                                                For the Nine
                                                                                Months Ended
                                                                                  June 30,
                                                                                    2004
                                                                                 ---------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                                                      $(326,378)
   Adjustments to reconcile net loss to net cash used
    by operating activities:
       Depreciation expense 13,858 Change in operating assets and liabilities:
     (Increase) in accounts receivable                                              33,769
     Increase in employee advances                                                    (150)
     Increase in accounts payable                                                   49,210
     (Decrease) in accrued expenses                                                 (6,628)
                                                                                 ---------

       Net Cash Used for Operating Activities                                     (236,319)
                                                                                 ---------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                                                         (10,481)
                                                                                 ---------

       Net Cash Used for Investing Activities                                      (10,481)
                                                                                 ---------

CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from notes payable - related party                                      80,000
   Proceeds from notes and contracts payable                                       200,000
   Payments on notes and contracts payable                                         (10,904)
   Payments on capital lease obligations                                            (8,432)
                                                                                 ---------

       Net Cash Provided by Financing Activities                                   260,664
                                                                                 ---------

NET INCREASE IN CASH                                                                13,864

CASH AT BEGINNING OF YEAR                                                           15,851
                                                                                 ---------

CASH AT END OF YEAR                                                              $  29,715
                                                                                 =========

SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR:

  Interest                                                                       $   4,655
  Income taxes                                                                   $      --

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                      June 30, 2004 and September 30, 2003

NOTE 1 -      CONDENSED FINANCIAL STATEMENTS

              The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all periods presented have been made.

              Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's September 30, 2003 audited financial statements. The results of operations for the periods ended June 30, 2004 are not necessarily indicative of the operating results for the year ended September 30, 2004.

NOTE 2 -      MATERIAL EVENTS

              As of June 30, 2004, the Company borrowed $85,000 from the vice president of the company. The note is due on demand and has an annual interest rate of 0%.

              As of June 30, 2004, the Company borrowed $200,000 from a non-related party. The note is due on demand and has an imputed annual interest rate of 10%.

NOTE 3 -      SUBSEQUENT EVENTS

              Effective July 22, 2004, the Company entered into an agreement with Axia Group, Inc. (Axia) wherein Axia acquired 100% ownership in the Company from its shareholders in exchange for 100,000,000 shares of Axia common stock and 5,000,000 shares of Axia's Series B preferred stock. Axia is a public company with no operations on the date of the acquisition. The transaction will be treated as reorganization with Axia being the surviving legal entity and the Company being treated as the surviving accounting entity for financial reporting purposes. The Company will continue as a subsidiary of Axia.

                                D & R CRANE, INC

                              FINANCIAL STATEMENTS

                               September 30, 2003

                                 C O N T E N T S

Report of Independent Registered Public Accounting Firm......................2

Balance Sheet................................................................3

Statements of Operations.....................................................5

Statements of Stockholders' Equity (Deficit).................................6

Statements of Cash Flows.....................................................7

Notes to the Financial Statements............................................8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
D & R Crane, Inc
El Cajon, California

We have audited the accompanying balance sheet of D & R Crane, Inc as of September 30, 2003 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended September 30, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D & R Crane, Inc as of September 30, 2003 and the results of its operations and its cash flows for the years ended September 30, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ HJ Associates & Consultants, LLP

HJ Associates & Consultants, LLP
Salt Lake City, Utah
September 23, 2004

                                D & R CRANE, INC
                                  Balance Sheet

                                     ASSETS
                                     ------

                                                                   September 30,
                                                                          2003
                                                                        --------
CURRENT ASSETS

   Cash                                                                 $ 15,851
   Accounts receivable, net (Note 1)                                     123,845
                                                                        --------

     Total Current Assets                                                139,696
                                                                        --------

PROPERTY AND EQUIPMENT, NET (Note 2)                                      59,710
                                                                        --------

OTHER ASSETS

   Deposits (Note 5)                                                       3,750
                                                                        --------

     Total Other Assets                                                    3,750
                                                                        --------

     TOTAL ASSETS                                                       $203,156
                                                                        ========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                            Balance Sheet (Continued)

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES

   Accounts payable                                                     $ 71,952
   Accrued expenses (Note 6)                                              59,616
   Notes payable - related party (Note 4)                                  5,000
   Current portion of contracts payable (Note 3)                          17,251
   Current portion of capital lease obligation                             6,865
                                                                        --------

     Total Current Liabilities                                           160,684
                                                                        --------

LONG TERM LIABILITIES

     Long term portion of contracts payable (Note 3)                      34,064
                                                                        --------
     Total Long Term Liabilities                                          34,064
                                                                        --------

     TOTAL LIABILITIES                                                   194,748
                                                                        --------

STOCKHOLDERS' EQUITY

   Common stock, $1.00 par value; 100,000 shares authorized,
     400 shares issued and outstanding                                       400
   Retained Earnings                                                       8,008
                                                                        --------

     Total Stockholders' Equity                                            8,408
                                                                        --------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $203,156
                                                                        ========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                            Statements of Operations

                                                         For the Years Ended
                                                             September 30,
                                                   ----------------------------
                                                       2003             2002
                                                   -----------      -----------
NET SALES                                          $ 1,004,275      $ 1,044,337

COST OF SALES                                          486,330          528,124
                                                   -----------      -----------

GROSS MARGIN                                           517,945          516,213
                                                   -----------      -----------

OPERATING EXPENSES

   Selling, general and administrative                 282,593          355,071
   Payroll expense                                     281,393          269,780
   Depreciation expense                                 15,642           12,197
                                                   -----------      -----------

     Total Operating Expenses                          579,628          637,048
                                                   -----------      -----------

LOSS FROM OPERATIONS                                   (61,683)        (120,835)
                                                   -----------      -----------

OTHER INCOME (EXPENSES)

   Impairment expense                                       --            2,108
   Miscellaneous income                                  7,414            1,259
   Interest expense                                     (2,578)         (11,362)
                                                   -----------      -----------

     Total Other Income (Expenses)                       4,836           (7,995)
                                                   -----------      -----------

LOSS BEFORE INCOME TAXES                               (56,847)        (128,830)

PROVISION FOR INCOME TAXES                                  --               --
                                                   -----------      -----------

NET LOSS                                           $   (56,847)     $  (128,830)
                                                   ===========      ===========
BASIC LOSS PER SHARE                               $   (142.12)     $   (322.08)
                                                   ===========      ===========

BASIC WEIGHTED AVERAGE SHARES                              400              400
                                                   ===========      ===========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                       Statements of Stockholders' Equity

                                          Common Stock                Additional
                                   ----------------------------         Paid-in           Retained
                                    Shares            Amount            Capital           Earnings
                                   ----------        ----------        ----------        ----------
Balance, September 30, 2001               400        $      400        $       --        $  193,685

Net loss for the year ended
  September 30, 2002                       --                --                --          (128,830)
                                   ----------        ----------        ----------        ----------

Balance, September 30, 2002               400               400                --            64,855

Net loss for the year ended
    September 30, 2003                     --                --                --           (56,847)
                                   ----------        ----------        ----------        ----------

Balance, September 30, 2003               400        $      400        $       --        $    8,008
                                   ==========        ==========        ==========        ==========

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                            Statements of Cash Flows

                                                             For the Years Ended
                                                                September 30,
                                                         -----------------------
                                                            2003         2002
                                                         ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                              $ (56,847)   $(128,830)
   Adjustments to reconcile net loss to net cash used
    by operating activities:
       Impairment expense                                       --        2,108
     Depreciation expense                                   15,642       12,197
   Change in operating assets and liabilities:
     (Increase) decrease in accounts receivable            (28,623)     160,690
     Decrease in other receivable                               --       21,107
     (Decrease) in accounts payable                           (874)     (35,859)
     Increase (decrease) in accrued expenses                17,727      (10,684)
                                                         ---------    ---------

       Net Cash Used for Operating Activities              (52,975)      20,729
                                                         ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of fixed assets                                  (5,600)          --
                                                         ---------    ---------

       Net Cash Used for Investing Activities               (5,600)          --
                                                         ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from notes payable - related party               5,000           --
   Payments on notes and contracts payable                 (13,939)     (14,440)
   Payments on capital lease obligations                    (4,347)      (3,634)
                                                         ---------    ---------

       Net Cash Used by Financing Activities               (13,286)     (18,074)
                                                         ---------    ---------

NET INCREASE (DECREASE) IN CASH                            (71,861)       2,655

CASH AT BEGINNING OF YEAR                                   87,712       85,057
                                                         ---------    ---------

CASH AT END OF YEAR                                      $  15,851    $  87,712
                                                         =========    =========

SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR:

  Interest                                               $   2,578    $  11,362
  Income taxes                                           $      --    $      --

   The accompanying notes are an integral part of these financial statements.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              a.  Business and Organization

              D & R Crane, Inc. (the Company) is a California corporation organized and established in May 1992. The Company is principally engaged in the manufacture, installation and servicing of overhead crane and hoist systems in the Southern California area.

              b.  Accounting Method

              The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a September 30 year-end.

              c.  Cash and Cash Equivalents

              Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

              d.  Property and Equipment

              Property and equipment are stated at cost. Expenditures for small tools, ordinary maintenance and repairs are charged to operations as incurred. Major additions and improvements are capitalized. Depreciation is computed using the straight-line and accelerated methods as follows:

                           Machinery and equipment                 5 years
                           Vehicles                                5 years

              Depreciation expense for the years ended September 30, 2003 and 2002 was $15,642 and $12,197, respectively.

              e.  Revenue Recognition

              Revenue is recognized when services are completed or when the sales amount is determined, delivery of goods to the customer has occurred, and collection is reasonably assured.

              f.  Estimates

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
             (Continued)

              g.  Concentrations of Risk

              Accounts Receivable

              Credit losses, if any, have been provided for in the financial statements and are based on management's expectations. The Company's accounts receivable are subject to potential concentrations of credit risk. The Company does not believe that it is subject to any unusual, or significant risk in the normal course of its business.

              Major Customers

              Net sales for the years ended September 30, 2003 and 2002 include sales to the following major customers, together with the receivables due from those customers:

                                                            Net Sales
                                                            September 30,
                                                --------------------------------
                                                   2003                  2002
                                                ----------            ----------

              Customer A                        $  201,405            $  238,398
              Customer B                                --               112,372
              Customer C                           125,291               186,194
              Other                                677,579               507,373
                                                ----------            ----------

                                                $1,004,275            $1,044,337
                                                ==========            ==========

              Because of the nature of the Company's business, the major customers may vary between years.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              h.  Provision for Income Taxes

              Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

              Net deferred tax assets consist of the following components as of September 30, 2003 and 2002: 2003 2002

              Deferred tax assets
                  NOL Carryover                      $ 56,283          $ 40,820
                  Accrued Expenses                      3,375                --

              Deferred tax liabilities:
                  Depreciation                             --            (2,600)

              Valuation allowance                     (59,658)          (38,220)
                                                     --------          --------

              Net deferred tax asset                 $     --          $     --
                                                     ========          ========

              The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rate of 39% to pretax income from continuing operations for the years ended September 30, 2003 and 2002 due to the following:

                                                           2003            2002
                                                       --------        --------

              Book Income                              $(22,170)       $(50,245)
              Meals & Entertainment                         866           1,380
              Other                                        (134)          3,493

              Stock for Services/Options Expense
              Valuation allowance                        21,438          45,372
                                                       --------        --------

                                                       $     --        $     --
                                                       ========        ========

              At September 30, 2003, the Company had net operating loss carryforwards of approximately $140,000 that may be offset against future taxable income from the year 2003 through 2023. No tax benefit has been reported in the September 30, 2003 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              h. Provision for Income Taxes (Continued)

              Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

              i.  Newly Issued Accounting Pronouncements

              During the year ended September 30, 2003, the Company adopted the following accounting pronouncements:

              SFAS No. 143 -- In August 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations, which established a uniform methodology for accounting for estimated reclamation and abandonment costs. The statement was effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 did not have a material effect on the financial statements of the Company.

              SFAS No. 145 -- On April 30, 2002, the FASB issued FASB Statement No. 145 (SFAS 145), "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS 145 rescinds both FASB

              Statement No. 4 (SFAS 4), "Reporting Gains and Losses from Extinguishment of Debt," and the amendment to SFAS 4, FASB Statement No. 64 (SFAS 64), "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." Through this rescission, SFAS 145 eliminates the requirement (in both SFAS 4 and SFAS 64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. However, an entity is not prohibited from classifying such gains and losses as extraordinary items, so long as it meets the criteria in paragraph 20 of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. Further, SFAS 145 amends paragraph 14(a) of FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The amendment requires that a lease modification (1) results in recognition of the gain or loss in the 9 financial statements, (2) is subject to FASB Statement No. 66, "Accounting for Sales of Real Estate," if the leased asset is real estate (including integral equipment), and (3) is subject (in its entirety) to the sale-leaseback rules of FASB Statement No. 98, "Accounting for
              Leases: Sale-Leaseback Transactions Involving Real Estate, Sales-Type Leases of Real Estate, Definition of the Lease Term, and Initial Direct Costs of Direct Financing Leases." Generally, FAS 145 is effective for transactions occurring after May 15, 2002. The adoption of SFAS 145 did not have a material effect on the financial statements of the Company.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              i. Newly Issued Accounting Pronouncements (Continued)

              SFAS No. 146 -- In June 2002, the FASB issued SFAS No. 146, "Accounting for Exit or Disposal Activities" (SFAS 146). SFAS 146 addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for under EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The scope of SFAS 146 also includes costs related to terminating a contract that is not a capital lease and termination benefits that employees who are involuntarily terminated receive under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS 146 will be effective for exit or disposal activities that are initiated after December 31, 2002 and early application is encouraged. The provisions of EITF No. 94-3 shall continue to apply for an exit activity initiated under an exit plan that met the criteria of EITF No. 94-3 prior to the adoption of SFAS 146. The effect on adoption of SFAS 146 will change on a prospective basis the timing of when the restructuring charges are recorded from a commitment date approach to when the liability is incurred. The adoption of SFAS 146 did not have a material effect on the financial statements of the Company.

              SFAS No. 147 -- In October 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 147, "Acquisitions of Certain Financial Institutions" which is effective for acquisitions on or after October 1, 2002. This statement provides interpretive guidance on the application of the purchase method to acquisitions of financial institutions. Except for transactions between two or more mutual enterprises, this Statement removes acquisitions of financial institutions from the scope of both SFAS 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets". The adoption of SFAS No. 147 did not have a material effect on the financial statements of the Company.

              SFAS No. 148 -- In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock Based Compensation-Transition and Disclosure-an amendment of FASB Statement No. 123" which is effective for financial statements issued for fiscal years ending after December 15, 2002. This Statement amends SFAS 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              i. Newly Issued Accounting Pronouncements (Continued)

              SFAS No. 149 -- In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

              SFAS No. 150 -- In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. The adoption of SFAS No. 150 did not have a material effect on the financial statements of the Company.

              FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others - an Interpretation of FASB Statements No. 5, 57 and 107". The initial recognition and initial measurement provisions of this Interpretation are to be applied prospectively to guarantees issued or modified after December 31, 2002. The disclosure requirements in the Interpretation were effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FASB Interpretation No. 45 did not have a material effect on the financial statements of the Company.

              FASB Interpretation No. 46 -- In January 2003, the FASB issued FASB Interpretation No. 46 "Consolidation of Variable Interest Entities." FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 did not have a material impact on the Company's financial statements.

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              i. Newly Issued Accounting Pronouncements (Continued)

              During the year ended December 31, 2003, the Company adopted the following Emerging Issues Task Force Consensuses: EITF Issue No. 00-21 "Revenue Arrangements with Multiple Deliverables", EITF Issue No. 01 -8 " Determining Whether an Arrangement Contains a Lease", EITF Issue No. 02-3 "Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities", EITF Issue No. 02-9 "Accounting by a Reseller for Certain Consideration Received from a Vendor", EITF Issue No. 02-17, "Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination", EITF Issue No. 02-18 "Accounting for Subsequent Investments in an Investee after Suspension of Equity Method Loss Recognition", EITF Issue No. 03-1, "The Meaning of Other Than Temporary and its Application to Certain Instruments", EITF Issue No. 03-5, "Applicability of AICPA Statement of Position 9702, `Software Revenue Recognition' to Non-Software Deliverables in an Arrangement Containing More Than Incidental Software", EITF Issue No. 03-7, "Accounting for the Settlement of the Equity Settled Portion of a Convertible Debt Instrument That Permits or Requires the Conversion Spread to be Settled in Stock", EITF Issue No. 03-10, "Application of EITF Issue No. 02-16 by Resellers to Sales Incentives Offered to Consumers by Manufacturers.

NOTE 2 -      PROPERTY AND EQUIPMENT

              Property and equipment consisted of the following at September 30, 2003:

              Machinery and equipment                                 $  14,120
              Vehicles                                                   99,773
                                                                      ---------

                                                                        113,893

              Less accumulated depreciation                             (54,183)
                                                                      ---------

                                                                      $  59,710
                                                                      =========

NOTE 3 -      CONTRACTS PAYABLE

              Contracts payable at September 30, 2003 consist of the following installment contracts:

               Contract with Ford Motor Company interest rate of 0.9%,
                 secured with vehicle, maturing on January 24, 2006      $23,996

               Contract with Ford Motor Company, interest rate of 9%,
                 secured with vehicle, maturing on August 25, 2006        11,829

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 3 -      CONTRACTS PAYABLE (Continued)

             Contract with Toyota Motor Credit, interest rate of 4.5%,
               secured with vehicle, maturing on June 17, 2008            15,490
                                                                         -------

                  Total contracts payable                                 51,315

                  Less: current portion                                   17,251
                                                                         -------

                  Long-term contracts payable                            $34,064
                                                                         =======

             Maturities of long-term debt are as follows:

             Year ending September 30:
                         2004                                            $17,251
                         2005                                             16,813
                         2006                                             11,516
                         2007                                              3,381
                         2008                                              2,354
                    Thereafter                                                --
                                                                         -------

             Total                                                       $51,315
                                                                         =======

NOTE 4 -      NOTES PAYABLE - RELATED PARTY

              Notes Payable - Related Party at September 30, 2003 consist of the following:

               Note payable to a related party dated February 21, 2003,
                no interest imputed, unsecured, due on demand             $5,000

              All amounts are classified as current liabilities.

NOTE 5 -      ACCRUED EXPENSES

              Accrued expenses consisted of the following at September 30, 2003:

              Credit Cards                                               $47,610
              Accrued payroll                                              2,549
              Payroll tax liabilities                                        195
              Other accrued payroll taxes                                  4,032
              Accrued workers compensation                                 3,338
              Sales tax payable                                            1,892
                                                                         -------

                                                                         $59,616
                                                                         =======

                                D & R CRANE, INC
                        Notes to the Financial Statements
                           September 30, 2003 and 2002

NOTE 6 -      SUBSEQUENT EVENTS

              Effective July 22, 2004, the Company entered into an agreement with Axia Group, Inc. (Axia) wherein Axia acquired 100% ownership in the Company from its shareholders in exchange for 100,000,000 shares of Axia common stock and 5,000,000 shares of Axia's Series B preferred stock. Axia is a public company with no operations on the date of the acquisition. The transaction will be treated as reorganization with Axia being the surviving legal entity and the Company being treated as the surviving accounting entity for financial reporting purposes. The Company will continue as a subsidiary of Axia.

        (a)      Exhibits.

         Please see Item 7 to our current report on Form 8-K filed on July 23, 2004 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AXIA GROUP, INC.
                                (Registrant)





Date:  October 5, 2004          By: /s/ Jody R. Regan
                                    ----------------------------------------
                                        Jody R. Regan, President and director